                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):     March 10, 1997

                         THE COLONIAL BANCGROUP, INC.
            (Exact name of registrant as specified in its charter)


        Delaware                   1-13508                   63-0661573
(State of incorporation)   (Commission File No.)     (IRS Employer I.D. No.)

One Commerce Street, Montgomery, Alabama                       36104
 (Address of Principal Executive Office)                     (Zip Code)


Registrant's telephone number, including area code:  334-240-5000

Item 5.                  Publication of Combined Financial Results

On January 3, 1997, The Colonial BancGroup, Inc. ("BancGroup"), acquired by merger Jefferson Bancorp, Inc. ("Jefferson") and Tomoka Bancorp, Inc. ("Tomoka"). On January 31, 1997, BancGroup acquired by merger D/W Bankshares, Inc. ("Bankshares"). All of these combinations were accounted for by the pooling-of-interests method, therefore, the following financial results for the two months ended February 28, 1997 reflect these combinations:

(Dollars in thousands)

Net Interest Income      $  32,626

Net Income               $  11,142

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE COLONIAL BANCGROUP, INC.,
                                    -----------------------------
                                            (Registrant)



Date:  March 10, 1997               /s/ W. Flake Oakley
                                    -------------------------
                                     W. Flake Oakley
                                     Chief Financial Officer